.	Summary Prospectus February 1, 2026

Allspring Income Plus ETF

Ticker: AINP	Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information(“SAI”), dated February 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Fees and Expenses

This table is intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. The table does not take into account brokerage commissions that you may pay on purchases and sales of shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.36%
1.	The investment management agreement between the Fund and Allspring Funds Management, LLC utilizes a unitary fee arrangement pursuant to which Allspring Funds Management, LLC has agreed to pay all expenses incurred by, and appropriately allocated to, the Fund, excluding only: the management fee payable to Allspring Funds Management, LLC; brokerage expenses and other expenses incurred in connection with the execution of portfolio transactions; interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; payments under the Fund’s Rule 12b-1 plan (if any); proxy and shareholder meeting expenses; litigation expenses; extraordinary expenses; and acquired fund fees and expenses.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. The table does not take into account brokerage commissions that you may pay on purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
	$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 375% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

•	at least 80% of the Fund’s net assets in income-producing securities;

•	up to 100% of the Fund’s total assets in debt securities of foreign issuers, including emerging markets issuers, and up to 50% of the Fund’s total assets in non-dollar denominated debt securities;

•	up to 100% of the Fund’s total assets in debt securities that are below investment-grade;

•	up to 25% of the Fund’s total assets in preferred stocks; and

•	up to 10% of the Fund’s total assets in debt securities that are in default at the time of purchase.

We invest principally in income-producing securities, including corporate, mortgage- and asset-backed securities, municipal securities, bank loans, convertible securities, preferred stocks, foreign corporate debt, foreign sovereign debt, collateralized debt obligations, commercial paper, variable and adjustable rate securities, inflation-protected debt securities, supranational entity securities and U.S. Government obligations. We may invest a significant portion of the Fund’s assets in mortgage-backed securities, including those issued by agencies and instrumentalities of the U.S. Government. We may also invest in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of any credit quality, including unrated securities that we deem to be of comparable quality, as well as securities that are in default at the time of purchase.

We may invest in debt securities of foreign issuers, including emerging markets issuers, denominated in any currency. Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The emerging market countries in which the Fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, Thailand, Turkey and Uruguay. We may seek to add yield by having exposures to a variety of credits, mortgages, and higher yielding countries and currencies.

We pursue the Fund’s investment objective by creating an integrated strategy that combines income-producing securities from a variety of sectors, countries and issuers. Portfolio managers meet regularly to review and assess the overall portfolio risk level, the allocation of assets among the different sectors, and the role played by each sector in the portfolio.

The investment process for both asset allocation and security selection focuses on the value-driven measures that are used by the portfolio managers when managing sector assignments such as high yield bonds, global bonds, emerging markets, investment-grade bonds, and mortgages. We seek to add return by allocating assets to sectors that we believe offer better opportunities and by using rigorous credit research to identify attractive individual securities. The portfolio managers utilize proprietary tools when measuring opportunities and risks associated with country, currency, credit and mortgage exposures.

Securities are sold and allocations to various sectors are reduced when prices rise significantly above our estimates of underlying value, when changes in the financial environment indicate that securities or sectors at current prices no longer offer attractive risk-adjusted returns, or due to cash flow needs.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect the Fund’s overall dollar-weighted average effective duration to be between 0 and 6 years. “Dollar-weighted average effective duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration. We may use futures for duration and high yield curve management or to gain or adjust exposure to different credit markets. There are no fixed weights for the Fund’s allocation across various sectors or markets.

In addition to currency exposures stemming from our management of non-dollar denominated bonds, including the hedging and cross-hedging of currency exposures associated with these securities, we can manage currency as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The Fund may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk. Only an Authorized Participant (as described in the “Creation Unit Transactions” section of the Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Foreign Currency Contracts Risk. A Fund that enters into foreign currency contracts on a spot or forward basis, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Geographic Emphasis Risk. A Fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by a Fund.

New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. At lower asset levels, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, to the extent that these securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such security or other asset and the last quoted price for the security or other asset (i.e., the Fund’s quote from the closed foreign market).

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Calendar Year Total Returns for Allspring Income Plus ETF as of 12/31 each year
.	Highest Quarter: September 30, 2025	+2.46%
	Lowest Quarter: December 31, 2025	+1.10%

Average Annual Total Returns for the periods ended 12/31/2025
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class (before taxes)	12/4/2024	7.49%	-	5.94%
Class (after taxes on distributions)	12/4/2024	5.30%	-	3.75%
Class (after taxes on distributions and the sale of Fund Shares)	12/4/2024	4.40%	-	3.59%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-	4.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

MANAGER	SUB-ADVISER	PORTFOLIO MANAGERS, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC

Christopher Y. Kauffman, CFA, Portfolio Manager / 2024
Janet S. Rilling, CFA, CPA, Portfolio Manager / 2024
Michael J. Schueller, CFA, PortfolioManager / 2024
Michal Stanczyk, Portfolio Manager /2024
Noah Wise, CFA, Portfolio Manager /2024

	Allspring Global Investments (UK) Limited	Sarah Harrison, Portfolio Manager / 2025

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries at market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences including gains or losses, in connection with the transactions. Shares of the Fund are listed and traded on the NYSE Arca, Inc. Shares trade at market prices rather than NAV; therefore, shares of the Fund may trade at a price greater than or less than NAV (i.e., at a premium or at a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.allspringglobal.com.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through an intermediary, the Manager and its affiliates may pay the intermediary for the sale of Fund shares and related services, including for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

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.	©2026 Allspring Global Investments Holdings, LLC. All rights reserved. SUMAINP 02-26